--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

I am pleased to report that the Institutional Investors Capital Appreciation Fund, Inc., produced a total return of 4.07% for the year ended December 31, 2000. The Fund's three-year, five-year and ten-year average annual returns for the period ending December 31, 2000 were 12.61%, 17.29% and 15.52%, respectively. The Fund celebrated its 47th Anniversary in 2000 and if a shareholder institution had invested $100,000 at the inception of the Fund and reinvested all capital gains and distributions, the investment would have grown to $26,111,949 by December 31, 2000.

There is no question that the restructuring of many industries during the 1980's and 1990's along with the technology revolution and the coming together of fiscal and monetary policy have solidified our nation's position as the world's premier economic superpower. An inflection point, however, has been reached in the current economic cycle and the probability of the "soft landing" that so many economists, business leaders and others have been forecasting has diminished. Conversely, the possibility now exists that for the first time in almost ten years the U.S. economy may fall into recession. Declining auto sales, factory production and investor confidence along with rising inventories, order cancellations and layoffs all signal that an economic slowdown is underway.

Whether or not the current downturn actually slips into recession depends in large measure on how severely business capital investment will contract and what impact the "reverse wealth effect" will have on consumer spending.

While corporate profits grew handsomely over the last ten years, business outlays grew at an even faster clip. American business spent about $9 trillion on plant and equipment in the 1990's. Much of the spending went into acquiring new technology. Time is now needed for demand to catch up with capacity.

For a record five years in a row from 1995 through 1999, investors enjoyed double digit equity gains. Consumers became ever more confident and increased spending as they witnessed the value in their IRAs, 401(k)s, 403(b)s, etc., sail upward. Given last year's equity declines, how much consumers will now cut back on big-ticket purchases such as cars, new homes and personal computers remains unclear, but it could be significant.

Unfortunately, many investors, both professional and non-professional, got caught up in the technology frenzy and have suffered major losses. In 1995, for example, there were no public "dot com" corporations. By the end of 2000's first quarter, the market capitalization for all dot coms had zoomed to $1.4 trillion. Within six months, however, the market capitalization for these companies had plunged to $600 billion. Currently, it is below $500 billion. The Merrill Lynch Tech Stock Index, a wider gauge for technology issues, shows similar results. For the two years between October 31, 1998 and September 1, 2000, the index surged 400%. By November 30, 2000, however, it had plummeted 44%.

During economic reversals, many investors allow fear to displace logical thinking. History demonstrates that not only do bull markets follow bear markets and economic expansions follow economic slowdowns, but also that the period of recovery dwarfs the length of the slowdowns. There have been nine economic contractions and ten expansions since World War II. The average contraction lasted nine months and the average upturn has run for more than four and one-half years.

Interestingly, the stock market normally signals that an economic slowdown is on the way before it commences. It is also true that in the early stages in previous downturns equity prices continued to drop even as the Federal Reserve Board eased monetary policy to avoid major damage, and corporate profits on balance usually came in below Wall Street estimates. Even so, the stock market, being a "leading" economic indicator, discounts the next recovery before it becomes obvious, and stocks begin their ascent while the economic contraction is still underway.

There is an old Wall Street axiom that states, "In a rising market buy the concept. In a declining market buy the earnings." Now that "Old Economy" investment principles are back in vogue and that balance sheet strength, profit growth potential and cash flow generation are again seen as essential elements of security selection, we believe the Institutional Investors Capital Appreciation Fund, with its investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising cash flow and/or earnings, should be well-positioned to capitalize on our country's global economic supremacy.
                           Sincerely,

                           [DOHERTY SIGNATURE]
                           Harry P. Doherty
                           President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY

                          AVERAGE ANNUAL TOTAL RETURN
                      PERIODS ENDING DECEMBER 31, 2000(1)

                                   1 YEAR   5 YEARS   10 YEARS
                                   ------   -------   --------
INSTITUTIONAL INVESTORS CAPITAL
  APPRECIATION FUND..............   4.07%    17.29%    15.52%
        Standard & Poor's 500
          Composite Stock Price
          Index (S&P 500)........  (9.10)    18.33     17.46
        Dow Jones Industrial
          Average (DJIA).........  (4.85)    18.11     17.83
        Lipper Large
          Capitalization Value
          Funds Average..........   1.32     15.56     15.65

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Value Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The following graph shows that an investment of $20,000 in the Fund on December 31, 1990 would have been worth $84,673 on December 31, 2000, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $99,962.

            INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

                            CUMULATIVE TOTAL RETURN
[LINE GRAPH]

                                                                            CAF                                S&P
                                                                            ---                                ---
1990                                                                      20000.00                           20000.00
1991                                                                      23180.90                           26110.00
1992                                                                      25552.60                           28112.00
1993                                                                      30786.00                           30920.00
1994                                                                      30540.80                           31326.00
1995                                                                      38144.00                           43050.00
1996                                                                      46086.40                           52984.00
1997                                                                      59287.10                           70660.00
1998                                                                      76393.20                           90856.00
1999                                                                      81362.40                          109976.00
2000                                                                      84672.60                           99962.00

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Institutional Investors Capital Appreciation Fund's net asset value per share on December 31, 2000 was $179.39 versus $186.39 on December 31, 1999. Shareholders received per share distributions from dividend income of $0.9273, short-term capital gains of $0.0520 and long-term capital gains of $13.3260 during the year. The Fund's total return for the one-year period ending December 31, 2000 was 4.07%. For comparison purposes, the one-year total return as of December 31, 2000 for the Lipper Large Capitalization Value Funds Average(1) was 1.32%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 9-year period beginning December 31, 1991 and ending December 31, 2000, coinciding with the tenure of the current portfolio management team, the Institutional Investors Capital Appreciation Fund provided an average annual total return of 15.48%. This compares favorably to the 9-year average annual total return of 13.55% for the Lipper Growth & Income Funds Average (1992-1998) / Lipper Large Capitalization Value Funds Average (1999-2000).(2)

The equity markets experienced significant volatility during this past year. As the year began, investors displayed a rabid appetite for almost any technology company and especially those associated with the Internet. Meanwhile, companies perceived to be out of tune with the "New Economy" were reduced in value. However, with the onset of the second quarter, the tide shifted away from the technology sector, and "dot coms" in particular, as these newer companies rapidly burned through their cash reserves without visible signs of future earnings. As the year wore on, technology company bankruptcies became more prevalent and many of the remaining companies fell significantly below their peak valuations, many down 90% or more. As the technology bubble deflated, "Old Economy" companies saw their valuations improve.

As investors with a penchant toward fundamental analysis, we find periods such as the current one very intriguing. A solid understanding of corporate fundamentals provides one with an ability to determine fair valuation. Armed with this material, and an understanding of human behavior, volatility is an ally, not an enemy. By avoiding the temptation to join the masses, an astute investor can capitalize on swings in investor behavior by purchasing fundamentally sound companies at reasonable prices. We believe it is important not to abandon a proven investment philosophy during those unavoidable periods when it seems to be out of step with the existing market environment.

By adhering to these investment principles and underweighting the technology sector, the Institutional Investors Capital Appreciation Fund was able to avoid the debacle that punctuated the year 2000. Our portfolio consists primarily of stocks in the consumer and financial sectors. We have found that these sectors generally are the ones that deliver sustainable earnings growth over extended periods of time. Early in the year, as technology stocks soared, the Institutional Investors Capital Appreciation Fund lagged the indices. However, as the year progressed and technology stocks swooned, the Fund outperformed as investors gravitated toward the types of securities we favor.

During the past year, we continued our focus on large capitalization issues with strong fundamentals available at reasonable prices with the additions of Bristol-Myers Squibb, Home Depot and Illinois Tool Works. We eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Albertson's, Campbell Soup, Hubbell, Walt Disney and Walgreen.

As the new year begins, we are faced with the prospect of a slowing U.S. economy and the possibility of a recession. As would be expected under such circumstances, our portfolio companies will likely experience slower earnings growth during this period. However, it is during these times that a strong balance sheet becomes a critical component of success. Since the stock market acts as a discounting mechanism, economic downturns often offer the best opportunity for future investment.

Footnote 1: Lipper Analytical Services reorganized its fund classifications during 1999. The Growth & Income category, of which the Institutional Investors Capital Appreciation Fund was a member, no longer exists. The Fund is now included in the Large Capitalization Value category.

Footnote 2: In the interest of continuity, we have added the 1999-December 2000 cumulative return for the Lipper Large Capitalization Value Funds Average to the 1992-1998 cumulative return for the Lipper Growth & Income Funds Average reported in 1998's annual report.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--93.6%

                                                  MARKET
SHARES                                            VALUE
------                                            ------
          ADVERTISING-3.8%
105,000   Interpublic Group of Cos., Inc.....  $  4,469,062
          BEVERAGES--NON-ALCOHOLIC-4.2%
 80,000   Coca-Cola Co.......................     4,875,000
          BUILDING PRODUCTS--RETAIL/
            WHOLESALE-2.9%
 75,000   Home Depot, Inc....................     3,426,562
          CHEMICALS--SPECIALTY-1.0%
 60,000   International Flavors & Fragrances,
            Inc..............................     1,218,750
          COMMERCIAL SERVICES-4.5%
100,000   Cintas Corp........................     5,318,750
          COMPUTER SOFTWARE & SERVICES-6.5%
 75,000   Automatic Data Processing, Inc.....     4,748,437
 65,000   Microsoft Corp.*...................     2,819,375
                                               ------------
                                                  7,567,812
          DISTRIBUTOR--CONSUMER PRODUCTS-4.9%
190,000   Sysco Corp.........................     5,700,000
          ELECTRICAL EQUIPMENT-5.0%
 75,000   Emerson Electric Co................     5,910,937
          ELECTRONICS & SEMICONDUCTORS-2.1%
 80,000   Intel Corp.........................     2,405,000
          FINANCIAL SERVICES-10.8%
 70,000   Fannie Mae.........................     6,072,500
 95,000   Freddie Mac........................     6,543,125
                                               ------------
                                                 12,615,625
          FOOD PROCESSING-4.1%
 50,000   Wm. Wrigley Jr., Co................     4,790,625

                                                  MARKET
SHARES                                            VALUE
------                                            ------
          HEALTH CARE--DIVERSIFIED-4.9%
 55,000   Johnson & Johnson..................  $  5,778,437
          HEALTH CARE--DRUGS-13.1%
 90,000   Abbott Laboratories................     4,359,375
 75,000   Bristol-Myers Squibb Co............     5,545,312
 60,000   Merck & Co., Inc...................     5,617,500
                                               ------------
                                                 15,522,187
          HOUSEHOLD PRODUCTS-3.5%
115,000   Clorox Co..........................     4,082,500
          MANUFACTURING/DIVERSIFIED-2.5%
 50,000   Illinois Tool Works, Inc...........     2,978,125
          OFFICE EQUIPMENT & SUPPLIES-3.1%
110,000   Pitney Bowes, Inc..................     3,643,750
          PERSONAL CARE-3.1%
100,000   Gillette Co........................     3,612,500
          PUBLISHING--NEWSPAPERS-3.8%
 70,000   Gannett Co., Inc...................     4,414,375
          RESTAURANTS-2.9%
100,000   McDonald's Corp....................     3,400,000
          RETAIL--GENERAL MERCHANDISE-3.6%
 80,000   Wal-Mart Stores, Inc...............     4,250,000
          RETAIL--SPECIALTY STORES-3.3%
150,000   Gap, Inc...........................     3,825,000
                                               ------------
          Total Common Stocks (Cost
            $70,423,883).....................   109,804,997

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--6.4%:

PRINCIPAL                                                      MARKET
  AMOUNT                                                       VALUE
---------                                                      ------
             FINANCIAL SERVICES-6.4%
$2,000,000   American Express Credit, 6.48%, 1/2/01.....    $  2,000,000
 5,527,000   Household Finance Corp., 6.50%, 1/2/01.....       5,527,000
                                                            ------------
             Total Commercial Paper
               (Cost $7,527,000)........................       7,527,000
                                                            ------------
             Total Investments
               (Cost $77,950,883)(a)............   100.0%    117,331,997
             Liabilities in excess of other
               assets...........................     0.0%        (47,559)
                                                  ------    ------------
             Total Net Assets...................   100.0%   $117,284,438
                                                  ======    ============

(a) Represents cost for Federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................    $44,558,803
    Unrealized depreciation...................     (5,177,689)
                                                  -----------
    Net unrealized appreciation...............    $39,381,114
                                                  ===========

 *  Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2000
                                                                -----------------
ASSETS:
Investment in securities, at value (Cost $77,950,883).......      $117,331,997
Cash........................................................               181
Dividends and interest receivable...........................            71,364
Prepaid expenses............................................            11,000
                                                                  ------------
  Total assets..............................................       117,414,542
LIABILITIES:
Adviser fee payable.........................................            71,282
Accrued expenses payable....................................            58,822
                                                                  ------------
  Total liabilities.........................................           130,104
                                                                  ------------
NET ASSETS, applicable to 653,809 shares of $1.00 par value
  stock,
  2,000,000 shares authorized...............................      $117,284,438
                                                                  ============
NET ASSETS:
Capital paid in.............................................      $ 77,903,324
Net unrealized appreciation.................................        39,381,114
                                                                  ------------
NET ASSETS..................................................      $117,284,438
                                                                  ============
NET ASSET VALUE, offering and redemption price
  per share ($117,284,438/653,809 shares)...................      $     179.39
                                                                  ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    2000
                                                              ----------------
INVESTMENT INCOME:
  Dividends.................................................    $ 1,465,791
  Interest..................................................        373,566
                                                                -----------
     Total investment income................................      1,839,357
                                                                -----------
EXPENSES:
  Investment advisory.......................................        805,684
  Administration............................................        111,263
  Directors.................................................        166,776
  Transfer agent............................................         27,268
  Legal.....................................................         59,638
  Insurance.................................................         23,885
  Audit.....................................................         32,970
  Custodian.................................................         19,120
  Miscellaneous.............................................         13,647
                                                                -----------
     Total expenses.........................................      1,260,251
                                                                -----------
     Net investment income..................................        579,106
                                                                -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain...........................................      8,223,627
Net change in unrealized appreciation/depreciation..........     (3,857,937)
                                                                -----------
Net realized and unrealized gain............................      4,365,690
                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $ 4,944,796
                                                                ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                  2000              1999
                                                              ------------      ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    579,106      $    614,935
  Net realized gain on investments..........................     8,223,627        11,408,542
  Net change in unrealized appreciation/depreciation on
     investments............................................    (3,857,937)       (4,761,342)
                                                              ------------      ------------
Net increase in net assets resulting from operations........     4,944,796         7,262,135
                                                              ------------      ------------
Distributions to shareholders:
  From net investment income................................      (579,106)         (614,935)
  From net realized gains on investments....................    (8,223,627)      (11,408,542)
  Return of capital.........................................        (2,446)           (2,557)
                                                              ------------      ------------
Total distributions to shareholders.........................    (8,805,179)      (12,026,034)
                                                              ------------      ------------
Net increase from capital share transactions (See Note 3)...     6,178,300           613,191
                                                              ------------      ------------
  Total increase (decrease) in net assets...................     2,317,917        (4,150,708)
NET ASSETS:
  Beginning of year.........................................   114,966,521       119,117,229
                                                              ------------      ------------
  End of year...............................................  $117,284,438      $114,966,521
                                                              ============      ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                          YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                             2000                   1999                   1998            1997            1996
                                           --------               --------               --------         -------         -------
NET ASSET VALUE, beginning of year...      $ 186.39               $ 195.75               $ 164.68         $135.64         $121.75
                                           --------               --------               --------         -------         -------

INCOME FROM OPERATIONS:
  Net investment income..............          0.93                   1.05                   0.93            1.10            1.09
  Net realized and unrealized gain on
    investments......................          6.38                  11.12                  46.33           37.34           24.39
                                           --------               --------               --------         -------         -------
      Total from investment
         operations..................          7.31                  12.17                  47.26           38.44           25.48
                                           --------               --------               --------         -------         -------

DISTRIBUTIONS:
  From net investment income.........         (0.93)                 (1.06)                 (0.93)          (1.09)          (1.09)
  In excess of net investment
    income...........................            --                     --                  (0.01)             --              --
  From net realized gains on
    investments......................        (13.38)                (20.47)                (15.25)          (8.31)         (10.50)
  Return of capital..................            -- (2)                 -- (2)                 --              --              --
                                           --------               --------               --------         -------         -------
      Total distributions............        (14.31)                (21.53)                (16.19)          (9.40)         (11.59)
                                           --------               --------               --------         -------         -------
NET ASSET VALUE, end of year.........      $ 179.39               $ 186.39               $ 195.75         $164.68         $135.64
                                           ========               ========               ========         =======         =======
Total return.........................          4.07%                  6.51%                 28.85%          28.64%          20.82%
Ratio of net expenses to average net
  assets.............................          1.13%                  1.00%                  1.07%           1.16%           1.28%
Ratio of net investment income to
  average net assets.................          0.52%                  0.52%                  0.51%           0.71%           0.82%
Ratio of expenses to average net
  assets(1)..........................          1.13%                  1.00%                  1.07%           1.16%           1.29%
Portfolio turnover rate..............            21%                    20%                    22%             27%             48%
NET ASSETS, end of year (000's)......      $117,284               $114,967               $119,117         $97,487         $70,149

--------------------------------------------------------------------------------

(1) During certain periods, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.
(2) Distributions per share were less than $0.005.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F--Accounting Standards Issued But Not Yet Adopted--On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the year ended December 31, 2000.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc. is a subsidiary of The BISYS Group, Inc. (the "Administrator," the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a fee computed at an annual rate based on the Fund's average daily net assets, plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses.

NOTE 3--CAPITAL STOCK

At December 31, 2000, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2000 and 1999, respectively, were as follows:

                                                              SHARES                    AMOUNT
                                                        ------------------    ---------------------------
                                                         2000       1999         2000            1999
                                                        -------    -------    -----------    ------------
Shares sold...........................................   32,937     39,953    $ 5,693,951    $  7,927,605
Shares issued in reinvestment of dividends............   45,018     61,102      7,952,700      11,141,362
                                                        -------    -------    -----------    ------------
                                                         77,955    101,055     13,646,651      19,068,967
Shares redeemed.......................................  (40,951)   (92,781)    (7,468,351)    (18,455,776)
                                                        -------    -------    -----------    ------------
Net increase..........................................   37,004      8,274    $ 6,178,300    $    613,191
                                                        =======    =======    ===========    ============

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 2000, were $22,530,299 and $26,967,648, respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended December 31, 2000, the Fund declared long-term capital gain distributions of $8,191,643. For the taxable year ended December 31, 2000, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board Directors
of Institutional Investors Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Institutional Investors Capital Appreciation Fund, Inc. (a New York corporation), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Investors Capital Appreciation Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio,
February 2, 2001

                                     Notes

                                     Notes

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

STEVEN D. PIERCE
  Treasurer

ALAINA V. METZ
  Assistant Secretary

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
Huntington Center
Suite 2100
41 South High Street
Columbus, OH 43215

FRONT COVER

Institutional
Investors
Capital
Appreciation
Fund, Inc.

Annual Report
To Shareholders
December 31, 2000

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
DECEMBER 31, 2000

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The Annual Meeting of Shareholders of the Institutional Investors Capital Appreciation Fund, Inc., was held on April 20, 2000, at which the shareholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each:

                                                        EXPIRATION
                                                          OF TERM         FOR
                                                          -------         ---
Ralph F. Brouty.......................................     2003         337,036
Harry P. Doherty......................................     2003         337,036
Stephen J. Kelly......................................     2003         337,036
William A. McKenna, Jr................................     2003         337,036
Vincent F. Palagiano..................................     2003         337,036

In addition, Messrs. Robert P. Capone, Timothy A. Dempsey, Joseph R. Ficalora, Chris C. Gagas, Michael R. Kallet, Clifford E. Kelsey, Jr., Robert E. Kernan, Jr., Joseph L. Mancino, Clifford M. Miller, and Charles M. Sprock continue as members of the Board of Directors.


B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 2000. The results of the voting for the proposal were 337,036 for, 0 against, and 0 abstaining.